IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: FILENE'S BASEMENT, LLC, et al., Debtors.1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x : : : : : : : x	Chapter 11 Case No. 11-13511 (KJC) Jointly Administered Related Docket No. 236

INTERIM ORDER PURSUANT TO BANKRUPTCY CODE SECTIONS 105, 362 AND 541 AND
BANKRUPTCY RULE 3001 ESTABLISHING
PROCEDURES AND RESTRICTIONS ON EQUITY TRANSFERS

Upon the joint expedited motion of the debtors and debtors in possession in the above-captioned cases (collectively, the “Debtors”) and the Official Committee of Equity Security Holders of Syms Corp. appointed in the cases (“Equity Committee,” and together with the Debtors, the "Movants") dated November 21, 2011 (the “Motion”)2 for immediate entry of an order (the “Interim Order”) establishing procedures and approving restrictions on certain transfers of equity interests in Syms Corp.; and the Court having subject matter jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. § 1334; and consideration of the Motion and the requested relief being a core proceeding the Bankruptcy Court can determine pursuant to 28 U.S.C. § 157(b)(2); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to (a) the Office of the United States Trustee; (b) counsel to the statutory committees appointed in these cases; (c) the Nasdaq Stock Market; (d) the transfer agent(s) for the Stock; (e)

1
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:  Filene's Basement, LLC (8277), Syms Corp. (5228), Syms Clothing, Inc. (3869) and Syms Advertising Inc.  (5234).

2	Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Motion.

the Internal Revenue Service; and (f) those parties requesting notice pursuant to Bankruptcy Rule 2002 in accordance with Local Rule 2002-1(b); and it appearing that no other or further notice need be provided; and the interim relief requested in the Motion being in the best interest of the Debtors, their estates, their creditors and other stakeholders; and the Court having reviewed the Motion and having held an expedited interim hearing with appearances of parties in interest noted in the transcript thereof (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is hereby

FOUND AND DETERMINED that:3

A.           The Debtors’ consolidated NOL carryforwards and tax credit carryforwards are property of the Debtors’ estates under section 541 of the Bankruptcy Code and are protected by the automatic stay prescribed in section 362 of the Bankruptcy Code.

B.           Unrestricted trading in equity interests in the Debtors before the Debtors’ emergence from chapter 11 could severely limit the Debtors’ ability, in connection with the resolution of their bankruptcy cases, to preserve and utilize their NOL carryforwards and certain other tax attributes for U.S. federal income tax purposes, pursuant to the rules under section 382 of the I.R.C.

3
The findings of fact and the conclusions of law stated herein shall constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any finding of fact shall be determined to be a conclusion of law, it shall be so deemed, and to the extent any conclusion of law shall be determined to be a finding of fact, it shall be so deemed.

C.           The trading procedures and restrictions set forth herein are necessary and proper in order to preserve such NOL carryforwards and other tax attributes and are therefore in the best interests of the Debtors, their estates, their creditors and other stakeholders.

D.           The relief requested in the Motion is authorized under sections 105(a), 362 and 541 of the Bankruptcy Code.

NOW, THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED that:

1.           The Motion is granted on an interim basis retroactively to the date of filing of the Motion.

2.           Effective immediately, the following procedures and restrictions are imposed and approved:

a.           Notice of Substantial Equityholder Status.  Any person or entity who is or becomes a Tax Owner (as defined below) of at least 686,288 shares, which represent approximately 4.75% of the issued and outstanding Stock (a “Substantial Equityholder”), must, on or before the later of: (A) fifteen (15) days after the Court’s entry of this Interim Order approving these Procedures or (B) ten (10) days after that person or entity becomes a Substantial Equityholder, serve on the Debtors, their attorneys, and counsel to the Committees a notice containing the Tax Ownership information substantially in the form of Exhibit B-1 attached hereto.

b.           Restrictions and Procedures for Trading in Stock.  Any Entity that, after the Effective Time,

(1)	is not a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of an amount of Stock that would cause the Entity to become a Substantial Equityholder;

(2)	is a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of any additional Stock; or

(3)	is a Substantial Equityholder and wishes to sell or otherwise dispose of Tax Ownership of any Stock,

must, prior to the consummation of any such transaction, file with the Court (at the holder’s election, in a redacted form that does not include such holder’s taxpayer identification number and the aggregate principal amount of Stock that such holder beneficially owns), and serve on the Debtors, their counsel, and counsel for the Committees, an unredacted notice substantially in the form attached hereto as Exhibit B-2, in the case of a proposed acquisition of Stock or an Option, or Exhibit B-3, in the case of a proposed disposition of Stock or an Option (either such notice, a “Proposed Stock Transaction Notice”).  The Debtors shall consult with counsel for the Committees prior to responding to any Proposed Stock Transaction Notice.  If written approval of the proposed transaction is filed with the Court by the Debtors within fifteen (15) calendar days following the receipt of a Proposed Stock Transaction Notice, then the transaction may proceed.  If written approval of the proposed transaction is not filed by the Debtors with the Court within such period, then the transaction may not be consummated unless approved by a final and nonappealable Order of the Court.  Further transactions within the scope of this Section 2(b) of this Interim Order must be the subject of additional notices as set forth herein with additional waiting periods.

c.           Confidentiality.  The Debtors, their counsel, and counsel for the Committees shall keep all information provided in Notices delivered pursuant to the Interim Order (and Final Order) strictly confidential and shall not disclose the contents thereof except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, (iii) to the extent that the information contained therein is already public, or (iv) to the extent the recipient is subject to a confidentiality agreement with the Debtors, including disclosing the contents to the financial advisors to the Debtors and the Committees.  To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form.

d.           Sanctions for Noncompliance.  Acquisitions and dispositions of Tax Ownership of Stock or Options in violation of the restrictions and procedures set forth in Section 2(b) of this Interim Order shall be void ab initio, and the sanction for violating Section 2(b) of this Interim Order shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court may consider appropriate.

e.           Discretionary Waiver by Debtors.  The Debtors, with consent of the Committees, or pursuant to an order of the Court, may waive any sanctions, remedies or notification procedures imposed by the Interim Order or the Final Order; provided, however, that any such waiver shall be filed with the Court.

g.           Notice of this Interim Order.  Within five (5) business days of the entry of this Interim Order, (i) notice of the entry of this Interim Order shall be submitted for publication on the Marketwire, Inc. service; (ii) such notice together with a copy of the Interim Order shall be posted on the case information website for posting of documents in the Debtors’ cases maintained by the Debtors’ claims agent retained in these cases; (iii) notice of the entry of the Interim Order shall be served on (1) the Office of the United States Trustee for the District of Delaware; (2) counsel for the Committees; (3) any known Substantial Equityholders; (4) the Internal Revenue Service; (5) the Nasdaq Stock Market; (6) registered stockholders as of

October 25, 2011; (7) Cede & Co.; and (8) all other parties that have requested notice under Bankruptcy Rule 2002.  Upon receipt of such notice, counsel for the Committees shall send such notice to their respective committee members.  Upon receipt of notice and at least once every three months during the pendency of these chapter 11 cases, all transfer agents shall send the notice to all holders of more than 686,288 shares of Stock, registered with the transfer agent.  Any registered holder shall, in turn, provide the notice to any holder for whose account the registered holder holds more than 686,288 shares of Stock.  Any such holder shall, in turn, provide the notice to any person or entity for whom the holder holds more than 686,288 shares of Stock.  Any person or entity, or broker or agent acting on such person’s or entity’s behalf, that sells an aggregate amount of at least 686,288 shares of Stock (or an Option with respect thereto) to another person or entity shall provide the notice to such purchaser or to any broker or agent acting on such purchaser’s behalf.

h.           Continued Compliance With Other Applicable Laws and Rules.  The requirements set forth in this Interim Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

i.            Special Rules.  An Entity acquiring or disposing of Tax Ownership of Stock in the capacity of Agent of another Entity shall not be treated as a Substantial Equityholder solely to the extent acting in the capacity of Agent, and shall not have an affirmative duty to inquire whether the account, customer, investment fund, principal, trust, or beneficiary is subject to any restrictions or requirements under this Interim Order; provided, however, that the account, customer, fund, principal, trust, or beneficiary shall not be excluded from this Interim Order by reason of this subparagraph.

j.            Definitions.  For purposes of this Interim Order, the following definitions shall apply:

“Agent” means a broker, account manager, agent, custodian, nominee, prime broker, clearinghouse, or trustee (not including a trustee qualified under section 401(a) of the I.R.C.).

“Effective Time” means November 21, 2011.

 “Entity” means a person or entity for purposes of the rules under section 382 of the I.R.C.

"Option" means an option to acquire or sell common stock of Syms Corp. and includes any contingent purchase, sale, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire or dispose of such stock, derivative security or swap involving such stock, or similar interest regardless of whether it is contingent or otherwise not currently exercisable.

“Proposed Stock Transaction Notice” has the meaning given in paragraph 2(b) of this Interim Order.

“Stock” means the common stock of Syms Corp.

“Substantial Equityholder” means an Entity that has Tax Ownership of at least 686,288 shares of Stock.

“Substantial Equityholder Notice” has the meaning given in paragraph 2(b) of this Interim Order.

“Tax Ownership” means beneficial ownership of Stock as determined in accordance with applicable rules under section 382 and, to the extent provided in those rules shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to have Tax Ownership of all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person’s family and persons acting in concert with such person and, in certain cases, the holding, creation or issuance of an Option (in any form).  The Term Tax Ownership of Stock shall include any variation of beneficial ownership of Stock and an Option to acquire Stock.

3.           The deadline to file an objection (“Objection”) to the Motion shall be 4:00 p.m. (prevailing Eastern Time) on December 9, 2011 (the “Objection Deadline”).  An Objection shall be considered timely if it is (i) filed with the Court and (ii) actually RECEIVED on or before the Objection Deadline by (a) Debtors' counsel, Skadden, Arps, Meagher & Flom, LLP, One Rodney Square, Wilmington, Delaware 19801 (Attn: Mark S. Chehi, Esq. and Jason M. Liberi, Esq.) and Skadden, Arps, Meagher & Flom, LLP, Four Times Square, New York, New York 10036 (Attn: Mark A. McDermott, Esq. and David M. Turetsky, Esq.); (b) the Office of the United States Trustee (Attn: David Klauder) 844 King Street, Lockbox 35, Wilmington, DE 19801; (c) Equity Committee's counsel, Munger, Tolles & Olson, 355 South Grand Avenue, 35th Floor, Los Angeles, CA 90071 (Attn: Thomas B. Walper, Esq. and Seth Goldman, Esq.) and Morris, Nichols, Arsht & Tunnel LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, DE  19899-1347 (Attn: Robert J. Dehney, Esq. and Gregory W. Werkheiserm, Esq.), and (d) Creditors' Committee Counsel, Hahn & Hessen, 488 Madison Avenue, New York, NY 10022 (Attn: Mark T. Power, Esq.).

4.           If timely objections are received there shall be a hearing held on December 14, 2011 at 1:00 p.m. (Eastern) to consider the timely Objections to the Motion.

5.           If no Objections are timely filed and served, as set forth herein, the Debtors shall, on or after the Objection Deadline, submit to the Court a final order granting the relief requested herein, which order shall be submitted and may be entered with no further notice or opportunity to be heard afforded to any party, and the Motion shall be approved nunc pro tunc to the date of the filing of the Motion, November 21, 2011.

6.           The requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

7.           The relief provided in this Interim Order is in addition to, and not in lieu of, any and all other rights and remedies available to the Debtors or any other party in interest in the Debtors cases.

Dated: November 22, 2011

/s/ Honorable Kevin J. Carey
Honorable Kevin J. Carey
United States Bankruptcy Judge

EXHIBIT B-1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: FILENE'S BASEMENT, LLC, et al., Debtors.1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x : : : : : : : x	Chapter 11 Case No. 11-13511 (KJC) Jointly Administered

SUBSTANTIAL EQUITYHOLDER NOTICE

PLEASE TAKE NOTICE that, as of [date], 201[ ], [Name] has Tax Ownership of __________ shares of the common stock of Syms Corp. (the “Stock”).

PLEASE TAKE FURTHER NOTICE that pursuant to the Order Establishing Procedures and Restrictions on Equity Transfers, this Notice is being served upon (a) Debtors' counsel, Skadden, Arps, Meagher & Flom, LLP, One Rodney Square, Wilmington, Delaware 19801 (Attn: Mark S. Chehi, Esq. and Jason M. Liberi, Esq.) and Skadden, Arps, Meagher & Flom, LLP, Four Times Square, New York, New York 10036 (Attn: Mark A. McDermott, Esq. and David M. Turetsky, Esq.); (b) the Office of the United States Trustee (Attn: David Klauder) 844 King Street, Lockbox 35, Wilmington, DE 19801; (c) Equity Committee's counsel, Munger, Tolles & Olson, 355 South Grand Avenue, 35th Floor, Los Angeles, CA 90071 (Attn: Thomas B. Walper, Esq. and Seth Goldman, Esq.) and Morris, Nichols, Arsht & Tunnel LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, DE  19899-1347 (Attn: Robert J. Dehney, Esq. and Gregory

1
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:  Filene's Basement, LLC (8277), Syms Corp. (5228), Syms Clothing, Inc. (3869) and Syms Advertising Inc.  (5234).

Exhibit B-1 - Notice of Substantial Equityholder

W. Werkheiserm, Esq.), and (d) Creditors' Committee Counsel, Hahn & Hessen, 488 Madison Avenue, New York, NY 10022 (Attn: Mark T. Power, Esq.).

This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]
[Address]
[Telephone] [Facsimile]

Dated: [city, state]

________________________, 200[ ]

2

EXHIBIT B-2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: FILENE'S BASEMENT, LLC, et al., Debtors.1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x : : : : : : : x	Chapter 11 Case No. 11-13511 (KJC) Jointly Administered

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE OBTAIN
TAX OWNERSHIP OF STOCK OR OPTIONS

PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership of __________ shares of the common stock of Syms Corp. (the “Stock”) or an Option, as defined below, with respect thereto (the “Proposed Transaction”).

PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [Name] has Tax Ownership of [amount] shares of the Stock.

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of [amount] shares of the Stock.

PLEASE TAKE FURTHER NOTICE that this notice is being served upon (a) Debtors' counsel, Skadden, Arps, Meagher & Flom, LLP, One Rodney Square, Wilmington, Delaware 19801 (Attn: Mark S. Chehi, Esq. and Jason M. Liberi, Esq.) and Skadden, Arps, Meagher & Flom, LLP, Four Times Square, New York, New York 10036

1
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:  Filene's Basement, LLC (8277), Syms Corp. (5228), Syms Clothing, Inc. (3869) and Syms Advertising Inc.  (5234).

Exhibit B-2 - Notice of Intent to Purchase

(Attn: Mark A. McDermott, Esq. and David M. Turetsky, Esq.); (b) the Office of the United States Trustee (Attn: David Klauder) 844 King Street, Lockbox 35, Wilmington, DE 19801; (c) Equity Committee's counsel, Munger, Tolles & Olson, 355 South Grand Avenue, 35th Floor, Los Angeles, CA 90071 (Attn: Thomas B. Walper, Esq. and Seth Goldman, Esq.) and Morris, Nichols, Arsht & Tunnel LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, DE  19899-1347 (Attn: Robert J. Dehney, Esq. and Gregory W. Werkheiserm, Esq.), and (d) Creditors' Committee Counsel, Hahn & Hessen, 488 Madison Avenue, New York, NY 10022 (Attn: Mark T. Power, Esq.).

[Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Stock or Options will each require an additional notice be filed with the Bankruptcy Court and served in the same manner as this Notice.

"Option" means an option to acquire or sell common stock of Syms Corp. and includes any contingent purchase, sale, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire or dispose of such stock, derivative security or swap involving such stock, or similar interest regardless of whether it is contingent or otherwise not currently exercisable.

2

Exhibit B-2 - Notice of Intent to Purchase

This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated:
[city, state]

Respectfully submitted,

[Name]
[Address]
[Telephone] [Facsimile]

3

EXHIBIT B-3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: FILENE'S BASEMENT, LLC, et al., Debtors.1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x : : : : : : : x	Chapter 11 Case No. 11-13511 (KJC) Jointly Administered

NOTICE OF INTENT TO SELL, EXCHANGE OR OTHERWISE
DISPOSE OF TAX OWNERSHIP OF STOCK OR OPTIONS

PLEASE TAKE NOTICE that [Name] intends to sell, exchange or otherwise dispose of Tax Ownership of [______] shares of the common stock of Syms Corp. (the “Stock”) or an Option, as defined below, with respect thereto (the “Proposed Transaction”).

PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of [amount] shares of the Stock.

PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of [amount] shares of the Stock.

PLEASE TAKE FURTHER NOTICE that this notice is being served upon (a) Debtors' counsel, Skadden, Arps, Meagher & Flom, LLP, One Rodney Square, Wilmington, Delaware 19801 (Attn: Mark S. Chehi, Esq. and Jason M. Liberi, Esq.) and Skadden, Arps, Meagher & Flom, LLP, Four Times Square, New York, New York 10036 (Attn: Mark A. McDermott, Esq. and David M. Turetsky, Esq.); (b) the Office of the United States Trustee (Attn: David Klauder) 844 King Street, Lockbox 35, Wilmington, DE 19801; (c) Equity

1
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows:  Filene's Basement, LLC (8277), Syms Corp. (5228), Syms Clothing, Inc. (3869) and Syms Advertising Inc. (5234).

Exhibit B-3 - Notice of Intent to Sell

Committee's counsel, Munger, Tolles & Olson, 355 South Grand Avenue, 35th Floor, Los Angeles, CA 90071 (Attn: Thomas B. Walper, Esq. and Seth Goldman, Esq.) and Morris, Nichols, Arsht & Tunnel LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, DE  19899-1347 (Attn: Robert J. Dehney, Esq. and Gregory W. Werkheiserm, Esq.), and (d) Creditors' Committee Counsel, Hahn & Hessen, 488 Madison Avenue, New York, NY 10022 (Attn: Mark T. Power, Esq.).

[Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable Order of the Court (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] selling, exchanging or otherwise disposing of Tax Ownership of additional Stock or Options will each require an additional notice be filed with the Court to be served in the same manner as this notice.

"Option" means an option to acquire or sell common stock of Syms Corp. and includes any contingent purchase, sale, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire or dispose of such stock, derivative security or swap involving such stock, or similar interest regardless of whether it is contingent or otherwise not currently exercisable.

2

Exhibit B-3 - Notice of Intent to Sell

This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Dated:
[city, state]

Respectfully submitted,

[Name]
[Address]
[Telephone] [Facsimile]

3